UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”).  On January 31, 2020, the Debtors, certain funds and accounts managed or advised by Abrams Capital Management, L.P. (“Abrams”), and certain funds and accounts managed or advised by Knighthead Capital Management, LLC (“Knighthead” and, together with Abrams, the “Shareholder Proponents”) filed the Debtors’ and Shareholder Proponents’ Joint Chapter 11 Plan of Reorganization dated January 31, 2020 with the Bankruptcy Court (as may be amended, modified or supplemented from time to time, the “Proposed Plan”).

Equity Backstop Commitment Letters

As previously disclosed, the Corporation entered into Chapter 11 Plan Backstop Commitment Letters (the “Backstop Commitment Letters”) with certain investors (the “Backstop Parties”), under which such investors severally committed to fund up to $12.0 billion of proceeds to finance the Proposed Plan through the purchase of common stock of the Corporation.  Capitalized terms used but not defined herein have the meanings given in the Backstop Commitment Letters.

On March 1, 2020, the Debtors entered into Amended and Restated Backstop Commitment Letters (the “Amended and Restated Backstop Commitment Letters”) with the Shareholder Proponents, pursuant to which they have agreed to modify certain terms of the Backstop Commitment Letters to which they are a party. These modifications include, among others:

●	Extending the deadline for Bankruptcy Court approval of the Amended and Restated Backstop Commitment Letters to March 15, 2020;

●
Permitting the Debtors to implement the capital structure outlined in the Debtors’ Plan of Reorganization OII Prepared Testimony filed with the California Public Utilities Commission on January 31, 2020, such that (i) the amount of the new equity financing component of the Debtors’ capital structure would be $9.0 billion and (ii) such capital structure will be deemed to include a $6.0 billion “Tax Benefits Monetization Transaction” for purposes of the Amended and Restated Backstop Commitment Letters; and

●
Changing the Backstop Commitment Premium to a fixed number of shares in circumstances when the Backstop Commitment Premium is paid in shares of the Corporation’s common stock (with each Backstop Party receiving its pro rata share of 119.0 million shares of the Corporation’s common stock based on the proportion of the amount of such Backstop Party’s Backstop Commitment to $12 billion); this aggregate 119.0 million share amount will be adjusted through the issuance of additional shares in the event that the aggregate value of the 119.0 million shares paid as Backstop Commitment Premium is less than $764.0 million based on the market price of the Corporation’s common stock following the Effective Date, subject to a cap of 19,909,091 additional shares in total.

In addition, the Amended and Restated Backstop Commitment Letters modify certain termination rights and adjust the circumstances under which the Backstop Commitment Premium is subject to clawback.

The foregoing description of the Amended and Restated Backstop Commitment Letters does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Backstop Commitment Letters. The form of the Amended and Restated Backstop Commitment Letter is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Except as described above with respect to the Amended and Restated Backstop Commitment Letters with the Shareholder Proponents, the Backstop Commitment Letters of all other Backstop Parties have not been modified. Without any further amendment, as of February 29, 2020, the Backstop Parties under the remaining Backstop Commitment Letters have the right to terminate their Backstop Commitment Letters because approval of the Bankruptcy Court was not obtained by February 28, 2020. The Corporation intends to seek amendments to the other Backstop Commitment Letters, or obtain replacement Backstop Commitments, in each case consistent with the terms and conditions of the Amended and Restated Backstop Commitment Letters, such that the Aggregate Backstop Commitments remain at $12.0 billion.

Debt Commitment Letters

As previously disclosed, the Debtors entered into debt commitment letters (the “Debt Commitment Letters”) with certain lenders (the “Commitment Parties”), pursuant to which the Commitment Parties committed to provide up to $10.825 billion in bridge financing for the Proposed Plan.

On February 28, 2020, the Debt Commitment Letters were amended to extend the deadline for obtaining Bankruptcy Court approval of the Debt Commitment Letters from February 28, 2020 to March 31, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1 (1)	Form of Amended and Restated Chapter 11 Plan Backstop Commitment Letter
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

(1) This Form of Amended and Restated Backstop Commitment Letter is substantially identical in all material respects to each Amended and Restated Backstop Commitment Letter that is otherwise required to be filed as an exhibit, except as to the Backstop Party and the amount of such Backstop Party’s Backstop Commitment Amount (as defined in the Amended and Restated Backstop Commitment Letter). In accordance with instruction no. 2 to Item 601 of Regulation S-K, the registrant has filed the form of such Amended and Restated Backstop Commitment Letter, with a schedule identifying the Backstop Commitment Letters omitted and setting forth the material details in which each Amended and Restated Backstop Commitment Letter differs from the form that was filed. The registrant acknowledges that the Securities and Exchange Commission may at any time in its discretion require filing of copies of any agreement so omitted.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of the Corporation and the Utility, including but not limited to the Proposed Plan, the Debtors’ intention to obtain amendments to the Backstop Commitment Letters and related financings. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties, including the possibility that the conditions to emergence in the Proposed Plan or to funding under equity financing commitments will not be satisfied. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2019 and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the Corporation’s and the Utility’s Chapter 11 Cases. The Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

No Securities Offering

This is not an offering of securities and securities may not be offered or sold absent registration or an applicable exemption from the registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: March 2, 2020	By:	/s/ JASON P. WELLS
		Name:	Jason P. Wells
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: March 2, 2020	By:	/s/ DAVID S. THOMASON
		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller